Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Basis of presentation and consolidation principles
These consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles (GAAP). They include the accounts of Teekay Tankers Ltd., a Marshall Islands corporation, its wholly-owned subsidiaries and the Entities under Common Control, as described in note 4, and any variable interest entities (or VIEs) of which it is the primary beneficiary (collectively, the Company).

The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates. In addition, estimates have been made when allocating expenses from Teekay Corporation (Teekay) to the Entities under Common Control and such estimates may not be reflective of what actual results would have been if the Entities under Common Control had operated independently. Significant intercompany balances and transactions have been eliminated upon consolidation.

Prior to the Company's adoption of Accounting Standards Update 2017-01, Clarifying the Definition of a Business, (or ASU 2017-01) on October 1, 2017, the Company accounted for the acquisition of vessels from Teekay as a transfer of a business between entities under common control. The method of accounting for such transfers, as well as the acquisition of other businesses from Teekay, was similar to the pooling of interests method of accounting. Under this method, the carrying amount of net assets recognized in the balance sheets of each combining entity are carried forward to the balance sheet of the combined entity. The amount by which the proceeds paid by the Company differs from Teekay's historical carrying value of the acquired business is accounted for as a return of capital to, or contribution of capital from, Teekay. In addition, transfers of net assets between entities under common control were accounted for as if the transfer occurred from the date that the Company and the acquired business were both under the common control of Teekay and had begun operations (note 2).

On May 31, 2017, the Company acquired from Teekay Holdings Ltd., a wholly-owned subsidiary of Teekay, the remaining 50% interest in Teekay Tanker Operations Ltd. (or TTOL). As a result of the acquisition, the Company's consolidated financial statements prior to the date the Company acquired a controlling interest in TTOL have been retroactively adjusted to eliminate the use of the equity method of accounting for the original 50% interest in TTOL and to include 100% of the assets and liabilities and results of TTOL during the periods they were under common control of Teekay and had begun operations. All intercorporate transactions between the Company and TTOL that occurred prior to the acquisition of a controlling interest in TTOL by the Company have been eliminated upon consolidation (note 4).
In July 2017 and during 2018, the Company completed sales-leaseback financing arrangements with four and 10 lessor entities established by financial institutions, respectively. The Company is considered to be the primary beneficiary of the lessor entities under the arrangements and has since consolidated these VIEs (note 11).
On November 27, 2017, the Company completed its merger with Tanker Investments Ltd. (TIL), as a result of which TIL became a wholly-owned subsidiary of the Company. Prior to the merger, the Company accounted for its 11.3% interest in TIL using the equity method (notes 7 and 23).
Foreign currency
The consolidated financial statements are stated in U.S. Dollars and the functional currency of the Company is the U.S. Dollar. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected in other expenses in the accompanying consolidated statements of (loss) income.
Revenues
Voyage charters

Revenues from voyage charters are recognized on a proportionate performance method. The Company uses a discharge-to-discharge basis in determining proportionate performance for all spot voyages that contain a lease and a load-to-discharge basis in determining proportionate performance for all spot voyages that do not contain a lease. The Company does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage. Revenues from the Company’s vessels performing voyage charters within revenue sharing arrangements follow the same revenue recognition policy as voyage charters not in revenue sharing arrangements (or RSAs). The voyage revenues and voyage expenses, or net revenue, of vessels operating in revenue sharing arrangements are pooled and the resulting aggregate net contribution from all vessels in the revenue sharing arrangement, calculated on a time charter equivalent basis, is allocated to the revenue sharing arrangement participants according to an agreed formula. The agreed formula used to allocate the aggregate net contribution varies between revenue sharing arrangements; however, the formula generally allocates the aggregate net contribution to the participants of the revenue sharing arrangements on the basis of the number of days a vessel operates in the revenue sharing arrangement with weighting adjustments made to reflect vessels’ differing capacities and performance capabilities. The difference between the net revenue earned by a vessel of the Company performing voyage charters within a revenue sharing arrangement and its allocated share of the aggregate net contribution is reflected within voyage expenses. For those revenue sharing arrangements where the Company does not have an undivided interest in the working capital associated with it, the Company’s allocated share of the aggregate net contribution due from the revenue sharing arrangement is reflected in the Company’s consolidated balance sheet as pool receivables from affiliates (note 2). The consolidated balance sheets reflect in other current assets the accrued portion of revenues for those voyages that commence prior to balance sheet date and complete after the balance sheet date.

Time charters

The Company recognizes revenues from time charters accounted for as operating leases on a straight-line basis over the term of the charter as the applicable vessel operates under the charter. The Company does not recognize revenues during days that the vessel is off hire. When the time charter contains a profit-sharing agreement, the Company recognizes the profit-sharing or contingent revenues when the contingency is resolved. The consolidated balance sheets reflect in accounts receivable, any accrued revenue and in deferred revenue, the deferred portion of revenues which will be earned in subsequent periods (note 2).

Other revenues

Other revenues are earned from the offshore ship-to-ship transfer of commodities, primarily crude oil and refined oil products, but also liquid gases and various other products which are referred to as support operations. In addition, other revenues are also earned from other activities such as the commercial and technical management of vessels, terminal management, consultancy, procurement and equipment rental. Other revenues from short-term contracts are recognized as services are completed based on percentage of completion or in the case of long-term contracts, are recognized over the duration of the contract period (note 2).
Operating expenses
Voyage expenses are all expenses unique to a particular voyage, including fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. In addition, the difference between the net revenue earned by a vessel of the Company performing voyage charters within a revenue sharing arrangement and its allocated share of the aggregate net contribution is reflected within voyage expenses. The Company, as shipowner, pays voyage expenses under voyage charters. The Company’s customers pay voyage expenses under time charters, except when the vessel is off-hire during the term of a time charter, in which case the Company pays voyage expenses. Voyage expenses are recognized when incurred.

Vessel operating expenses include crewing, repairs and maintenance, insurance, stores, lube oils and communication expenses. The Company pays vessel operating expenses under both voyage and time charters and for vessels which earn net pool revenue, as described above. Vessel operating expenses are recognized when incurred.

The Company recognizes the expense from vessels time-chartered from other owners, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.
Share-based compensation
The Company grants stock options and restricted stock units as incentive-based compensation to certain employees of Teekay who support the operations of the Company. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period, which generally equals the vesting period. For stock-based compensation awards subject to graded vesting, the Company calculates the value for the award as if it is a single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the vesting period of the award. The Company also grants common stock and fully vested stock options as incentive-based compensation to non-management directors, which are expensed immediately (note 14).
Cash and cash equivalents
The Company classifies all highly liquid investments with an original maturity date of three months or less as cash and cash equivalents.

Restricted cash

The Company maintains restricted cash deposits relating to certain contracts of the ship-to-ship transfer business, LNG terminal management and for certain freight forward agreements (notes 12 and 17d). Attached to these contracts are certain performance guarantees required by the Company.

Restricted cash - long-term

The Company maintains restricted cash deposits for the purposes of the margin requirements of the Company's obligations related to certain capital leases (notes 11 and 17d).
Accounts receivable and allowance for doubtful accounts
Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determines the allowance based on historical write-off experience and customer economic data. The Company reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are written off against the allowance when the Company believes that the receivable will not be recovered. There are no significant amounts recorded as allowance for doubtful accounts as at December 31, 2018 and 2017. The consolidated balance sheets reflect, in accounts receivable, any amounts where the right to consideration is conditioned upon the passage of time, and in other current assets, any accrued revenue where the right to consideration is conditioned upon something other than the passage of time.

Other loan receivables

The Company’s advances to equity-accounted for investments are recorded at cost. The Company analyzes its loans for collectability during each reporting period. A loan loss provision is recognized, based on current information and events, if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Company considers in determining that a loan loss provision is required include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor (when available), any information provided by the debtor regarding their ability to repay the loan, and the fair value of the underlying collateral. When a loan loss provision is recognized, the Company measures the amount of the loss provision based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting loss in the consolidated statements of (loss) income. The carrying value of the loans is adjusted each subsequent period to reflect any changes in the present value of the expected future cash flows, which may result in increases or decreases to the loan loss provision.

The following table reflects the carrying value of the Company’s financing receivables by type of borrower, the method by which the Company monitors the credit quality of its financing receivables on a quarterly basis and the grade as of December 31, 2018.

Class of Financing Receivable	Credit Quality Indicator	Grade	December 31, 2018 $	December 31, 2017 $
Advances to equity-accounted for investments	Other internal metrics	Performing	9,930	9,930
			9,930	9,930

Equity-accounted for investments
The Company’s investments in joint ventures in which the Company has the ability to exercise significant influence over the operating and financial policies of the entity are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its equity-accounted for investments for impairment when events or circumstances indicate that the carrying value of such investment may have experienced an other-than-temporary decline in value below its carrying value. If an equity-accounted for investment is impaired and if its estimated fair value is less than its carrying value, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the Company’s consolidated statements of (loss) income. The Company’s maximum exposure to loss is the amount it has invested in its equity-accounted for investments.
Vessels and equipment
All pre-delivery costs incurred during the construction of newbuildings, including interest, supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Company to the standard required to properly service the Company’s customers are capitalized.

Vessel capital modifications include the addition of new equipment or certain modifications to the vessel that are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is capitalized and depreciated over the estimated useful life of the modification. Expenditures covering recurring routine repairs or maintenance are expensed as incurred.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation for vessels is calculated using an estimated useful life of 25 years from the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for 25 years. Depreciation of vessels and equipment (including depreciation attributable to the Entities under Common Control and excluding amortization of dry-docking costs and intangible assets) for the years ended December 31, 2018, 2017 and 2016 totaled $95.2 million, $80.1 million, and $81.5 million, respectively.

Generally, the Company dry docks each vessel every two and a half to five years. The Company capitalizes certain costs incurred during dry docking and amortizes those costs on a straight-line basis from the completion of a dry docking to the estimated completion of the next dry docking. The Company includes in capitalized dry docking those costs incurred as part of the dry dock to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during dry docking that do not improve or extend the useful lives of the assets. When significant dry-docking expenditures occur prior to the expiration of the original amortization period, the remaining unamortized balance of the original dry-docking cost is expensed in the month of the subsequent dry docking.

The following table summarizes the change in the Company’s capitalized dry-docking costs, from January 1, 2016 to December 31, 2018:

	Year Ended December 31,
	2018 $	2017 $	2016 $
Balance at the beginning of the year	48,460	49,298	62,146
Cost incurred for dry docking	27,896	16,239	9,340
Dry-dock amortization	(20,326)	(17,077)	(18,736)
Vessel sales	(11)	—	(3,452)
Balance at the end of the year	56,019	48,460	49,298

Vessels and equipment that are intended to be “held and used” in the Company's business are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. The estimated fair value for the Company's impaired vessels is determined using discounted cash flows or appraised values. In cases where an active second-hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second-hand sale and purchase market exists, an appraised value is used to estimate the fair value of an impaired vessel. An appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company and is based on second-hand sale and purchase data.

Vessels and equipment that are “held for sale” are measured at the lower of their carrying amount or fair value less costs to sell and are not depreciated while classified as held for sale. Interest, other expenses and related liabilities attributable to vessels and equipment classified as held for sale, continue to be recognized as incurred.
Goodwill and intangible assets
Goodwill is not amortized but is reviewed for impairment at the reporting unit level on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. A reporting unit is a component of the Company that constitutes a business for which discrete financial information is available and regularly reviewed by management. When goodwill is reviewed for impairment, the Company may elect to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. Alternatively, the Company may bypass this step and use a fair value approach to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Company uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value. The Company adopted ASU 2017-04, Simplifying the Test for Goodwill Impairment, effective October 1, 2018 (note 2). Consequently, goodwill impairment is measured as the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying value of goodwill.

Customer-related intangible assets are amortized over the expected life of a customer contract or the expected duration that the customer relationships are estimated to contribute to the cash flows of the Company. The amount amortized each year is weighted based on the projected revenue to be earned under the contracts or projected revenue to be earned as a result of the customer relationships. Intangible assets are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.
Debt issuance costs
Debt issuance costs related to recognized debt liabilities, including fees, commissions and legal expenses, are deferred and presented as a direct deduction from the carrying amount of the debt liability. Debt issuance costs which are not attributable to a specific debt liability or where the debt issuance costs exceed the carrying value of the related debt liability (primarily undrawn revolving credit facilities) are deferred and presented as other non-current assets in the Company's consolidated balance sheets. Debt issuance costs are amortized using the effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense in the Company’s consolidated statements of (loss) income.

Fees paid to substantially amend a non-revolving credit facility are associated with the extinguishment of the old debt instrument, if applicable, and included in determining the debt extinguishment gain or loss to be recognized. In addition, any unamortized debt issuance costs are written off. If the amendment is considered not to be a substantial amendment, then the fees would be associated with the replacement or modified debt instrument and, along with any existing unamortized premium, discount and unamortized debt issuance costs, would be amortized as an adjustment of interest expense over the remaining term of the replacement or modified debt instrument using the effective interest method. Other related costs incurred with third parties directly related to the modification, other than the loan amendment fee, are expensed as incurred.

Fees paid to amend a revolving credit facility are deferred and amortized over the term of the modified revolving credit facility. If the borrowing capacity of the revolving credit facility increases as a result of the amendment, unamortized debt issuance costs of the original revolving credit facility are amortized over the remaining term of the modified revolving credit facility. If the borrowing capacity of the revolving credit facility decreases as a result of the amendment, a proportionate amount (based on the reduction in borrowing capacity) of the unamortized debt issuance costs of the original revolving credit facility are written off and the remaining amount is amortized over the remaining term of the modified revolving credit facility.
Income taxes
The Company recognizes the tax benefits from uncertain tax positions only if it is more likely than not that the tax position taken or expected to be taken in a tax return will be sustained on examination by the taxing authorities, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefits recognized in the Company’s consolidated financial statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense in the Company's consolidated statements of (loss) income.

The Company believes that it and its subsidiaries are not subject to income taxation under the laws of the Republic of The Marshall Islands or Bermuda, or that distributions by its subsidiaries to the Company will not be subject to any income taxes under the laws of such countries, and that it qualifies for the Section 883 exemption under U.S. federal income tax purposes.
Derivative instruments
All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheets and subsequently remeasured to fair value each period end, regardless of the purpose or intent of holding the derivative. The method of recognizing the resulting gains or losses is dependent on whether the derivative contracts are designed to hedge a specific risk and whether the contracts qualify for hedge accounting. The Company does not apply hedge accounting to its derivative instruments, however it could for certain types of interest rate swaps that it may enter into in the future.

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any hedge ineffectiveness is recognized immediately in earnings, as are any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness. The Company does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold, repaid or no longer probable of occurring.

For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the effective portion of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive income in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item in the Company's consolidated statements of (loss) income. The ineffective portion of the change in fair value of the derivative financial instruments is immediately recognized in earnings in the Company's consolidated statements of (loss) income. If a cash flow hedge is terminated and the originally hedged item is still considered probable of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item in the Company's consolidated statements of (loss) income. If the hedged items are no longer probable of occurring, amounts recognized in total equity are immediately transferred to the earnings item in the Company's consolidated statements of (loss) income.

For derivative financial instruments that are not designated or that do not qualify as hedges under Financial Accounting Standards Board (or FASB) ASC 815, Derivatives and Hedging, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated derivatives are recorded in realized and unrealized gain (loss) on derivative instruments in the Company’s consolidated statements of (loss) income.
Earnings (loss) per share
Earnings (loss) per share is determined by dividing (a) net income (loss) of the Company after deducting the amount of net income (loss) attributable to the Entities under Common Control which were purchased solely with cash by (b) the weighted-average number of shares outstanding during the applicable period and the equivalent shares outstanding that are attributable to the Entities under Common Control. The calculation of weighted-average number of shares includes the total Class A and total Class B shares outstanding during the applicable period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted stock units using the treasury stock method. The computation of diluted loss per share does not assume such exercises.